SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                                    FORM 8-K
                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15 (D) OF THE
                             SECURITIES ACT OF 1934



Date of Report (date of earliest event reported )             January 2, 2002.
                                                              ----------------

                       INTERNATIONAL FAST FOOD CORPORATION
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             (Exact name of registrant as specified in its charter)


                                     FLORIDA
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                 (State or other jurisdiction of incorporation)


     001-11386                                           65-0302338
(Commission File Number)                      (IRS Employer Identification No.)

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                          1000 LINCOLN ROAD, SUITE 200
                           MIAMI BEACH, FLORIDA 33139
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          (Address of principal executive offices, including Zip Code)

Registrant's telephone number, including area code (305) 531-5800
                                                   --------------

                                 NOT APPLICABLE
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          (Former name or former address, if changed since last report)

ITEM 5.  OTHER
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         On December 18, 2001, the holders of 158,134 shares of the Company's
Class "B" Preferred Shares representing 100% of the outstanding shares of that class converted all their shares into 239,597 newly issued shares of Common Stock in the Company.

         The foregoing summary of the event is qualified in its entirety by reference to the text of the Company's press release dated January 2, 2002 which is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

ITEM 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS
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(a)      Financial Statements of Business Acquired.

                  Not  Applicable.

(b)      Pro Forma Financial Information

                  Not Applicable.

(c)      Exhibits

EXHIBIT
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NUMBER   DESCRIPTION
------   -----------

99.1 Press Release of International Fast Food Corporation dated as of January 2, 2002.
            ----------------

                                   SIGNATURES


         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned on its behalf by the undersigned thereunto duly authorized.


                                            INTERNATIONAL FAST FOOD CORPORATION

Dated:    January 2, 2002                   By: /s/  MITCHELL RUBINSON
                                                ----------------------
                                            Name: Mitchell Rubinson
                                            ITS: Chairman, President,
                                            and Chief Executive Officer.